                                                                  EXHIBIT 10.12

                               AMENDMENT NO. 1 TO

                             EROOM TECHNOLOGY, INC.

              FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


         This Amendment No. 1 to Fourth Amended and Restated Investor Rights Agreement, dated as of July 14, 2000, is entered into by and among eRoom Technology, Inc. (the "COMPANY") and the Founders, Preferred Holders and New Preferred Holders set forth on the signature pages hereto.

                                    RECITALS

         WHEREAS, the Company, the Founders and the Preferred Holders are parties to an existing Fourth Amended and Restated Investor Rights Agreement dated as of April 20, 2000 (the "EXISTING AGREEMENT");

         WHEREAS, the Company proposes to issue and sell an aggregate of 1,052,633 additional shares of its Series D Convertible Preferred Stock, $0.01 par value per share, of the Company (the "ADDITIONAL SHARES") to certain Preferred Holders and the New Preferred Holders on the date hereof pursuant to the terms of a certain Series D Convertible Preferred Stock Purchase Agreement (the "PURCHASE AGREEMENT");

         WHEREAS, it is a condition to their purchase of Additional Shares that BVCF IV, L.P., Haebler Ventures Limited Partnership and DRW Venture Partners LP (collectively, the "NEW PREFERRED HOLDERS") be admitted as parties to the Existing Agreement; and

         WHEREAS, the undersigned Company, Founders and existing Preferred Holders, constituting the requisite percentage, desire to amend the Existing Agreement in accordance with Article X, Section 8 thereof as set forth below.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Amendment, the parties mutually agree as follows:

ADDING ADDITIONAL SERIES D AND NEW PREFERRED HOLDERS

1. That upon the issuance and sale of the Additional Shares to the New Preferred Holders and certain of the existing Preferred Holders on the date hereof pursuant to the Purchase Agreement (i) the terms "Series D Preferred" and "Preferred Stock" set forth in the Existing Agreement shall include the Additional Shares issued to such investors; and (ii) the terms "Series D Holders" and "Preferred Holders" set forth in the Existing Agreement shall include such investors (including, without limitation, the New Preferred Holders). In addition, each of the parties hereto agrees that the definition of "Stock Purchase Agreements" set forth in the Existing Agreement shall include the Purchase Agreement.

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2.       Each of the parties hereto agrees that the New Preferred Holders shall be entitled to the same rights and be subject to the same obligations as the "Preferred Holders," as such term is used in the Existing Agreement, as if such New Preferred Holders were originally included in the definition of "Preferred Holders" under the Existing Agreement. By executing its counterpart signature page to this Amendment, each New Preferred Holder hereby agrees to become a party to and be bound by the Existing Agreement, as amended by this Amendment, and the other parties hereto hereby accept such admission and accession, effective as of the date first above written.

3.       That to reflect the new investors in the Company's Series D Preferred,
         SCHEDULE V to the Existing Agreement shall be amended by deleting it in its entirety and replacing it with the SCHEDULE V set forth on EXHIBIT A to this Amendment.

STANDSTILL PROVISION APPLICABLE TO FORD MOTOR COMPANY ONLY

4. Article IX (Standstill) shall be amended so that notwithstanding any other provision in the Existing Agreement such Article shall from the date hereof be applicable solely to Ford Motor Company and not to Series D Holders. Accordingly, the parties hereto hereby amend Article IX to replace the terms "Series D Holder", "Series D Holders", "such Series D Holder", "a particular Series D Holder", "any of the Series D Holders" (and all like phrases) with "Ford Motor Company." In addition, subsection (iv) of Article X, Section 8 is hereby amended by deleting the phrase "the holders of at least a majority of the Series D Preferred" and replacing it with "Ford Motor Company." All tenses in the foregoing amended sections shall be amended appropriately to reflect the fact Ford Motor Company is a single entity.

NEW DIRECTORS

5.       The reference to "Stewart Alsop" set forth in subsection (ii) of
         Article II, Section 1(a) shall be replaced with "David A. Litwack."
         In addition, the parenthetical "(initially, Thomas F. Bogan)" shall be inserted immediately before the first proviso in subsection (iii) of
         Article II. Section 1(a).

USE OF TERM "FOUNDERS"

6. The first use of the phrase "of the Founders" set forth in the proviso to subsection (iv) of Article II, Section 1(a) shall be replaced with the phrase "Jeffrey R. Beir nor R. Pito Salas."

7. That to reflect new persons and entities constituting "Founders" due to gifts from other Founders, SCHEDULE VI to the Existing Agreement shall be amended by deleting it in its entirety and replacing it with the
         SCHEDULE VI set forth on EXHIBIT B to this Amendment.

AGGREGATION OF OWNERSHIP OF AFFILIATES

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8.       The new Section 12 shall be inserted at the end of Article X as follows:

                  12. AGGREGATION. Notwithstanding any other provision in this Agreement, all Shares held or acquired by parties hereto that are affiliated shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. For the purposes of the preceding sentence, an "affiliate" of a person or entity is another person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or entity. The preceding sentence shall be construed as the term "affiliate" is construed under Rule 144 promulgated under the Securities Act.

WAIVER OF RIGHT OF FIRST REFUSAL

9. By executing this Amendment, each party hereto is permanently and irrevocably waiving any and all rights of first refusal, including without limitation any notice requirements related thereto, pursuant to
         Article IV of the Existing Agreement with respect to the issuance and sale of the Additional Shares and the issuance of any shares into which such Additional Shares may be converted.

MISCELLANEOUS

10. Except as set forth in this Amendment, all terms and provisions of the Existing Agreement shall remain in full force and effect in accordance with the terms thereof. Except where otherwise expressly set forth herein, this Amendment and its terms and provisions shall be effective as of the date first above written. All capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Existing Agreement. Captions and headings in this Amendment are provided for convenience purposes only, are not to be considered a part of this Amendment and are not intended, and should not be used, to construe the meaning of any of the terms or provisions of this Amendment. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. For the purposes of executing this Amendment, (a) a document signed and transmitted by facsimile machine or telecopier shall be treated as an original document; (b) the signature of any party on such document shall be considered as an original signature;
         (c) the document transmitted (or the document of which the page containing the signature or signatures of one of more parties is transmitted) shall have the same effect as a counterpart thereof containing original signatures. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof).


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]


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         IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO.
1 TO THE FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

                                          COMPANY:

                                          EROOM TECHNOLOGY, INC.



                                          By: /s/ Jeffrey R. Beir
                                             -----------------------------------
                                             Jeffrey R. Beir
                                             President

                                          Address:   725 Concord Avenue
                                                     Cambridge, MA 02138


                                          FOUNDERS:

                                          /s/ Jeffrey R. Beir
                                          --------------------------------------
                                          Jeffrey R. Beir

                                          Address:   c/o  eRoom Technology, Inc.
                                                     725 Concord Avenue
                                                     Cambridge, MA 02138

                                          /s/ R. Pito Salas
                                          --------------------------------------
                                          R. Pito Salas

                                          Address:   c/o eRoom Technology, Inc.
                                                     725 Concord Avenue
                                                     Cambridge, MA 02138



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                                          PREFERRED HOLDERS:


                                          ATLAS VENTURE FUND III, L.P.

                                          By: Atlas Venture Associates III, L.P.
                                              Its General Partner

                                          By: Atlas Venture Associates III, Inc.
                                              Its General Partner



                                          By:    /s/ Ronald Nordin
                                             -----------------------------------
                                                 Vice President

                                          Address:    222 Berkeley Street
                                                      Suite 1950
                                                      Boston, MA 02116


                                          ATLAS VENTURE ENTREPRENEURS' FUND
                                          III, L.P.

                                          By: Atlas Venture Associates III, L.P.
                                              Its General Partner

                                          By: Atlas Venture Associates III, Inc.
                                              Its General Partner


                                          By:     /s/ Ronald Nordin
                                             -----------------------------------
                                                    Vice President

                                          Address:   222 Berkeley Street
                                                     Suite 1950
                                                     Boston, MA 02116


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                                          ESSEX PRIVATE PLACEMENT II, LIMITED
                                          PARTNERSHIP

                                          By:  Essex Investment Management
                                               Company, LLC, its General Partner


                                          By:      /s/ Susan Stickells
                                             -----------------------------------
                                                      Principal

                                          Address:   125 High Street, 29th Floor
                                                     Boston, MA  02110


                                          HARBOURVEST PARTNERS VI - DIRECT
                                          FUND, L.P.

                                          By: HarbourVest VI - Direct Associates
                                              LLC, its General Partner

                                          By: HarbourVest Partners, LLC, its
                                              Managing Member


                                          By: /s/ Robert M. Wadsworth
                                             -----------------------------------
                                             Name: Managing Director
                                             Title

                                          Address:   One Financial Center
                                                     44th Floor
                                                     Boston, MA 02111


                                          NEW ENTERPRISE ASSOCIATES VII, LIMITED
                                          PARTNERSHIP

                                          By:  NEA Partners VII, Limited
                                               Partnership


                                          By:   /s/ Nancy Docras
                                             -----------------------------------
                                             General Partner

                                          Address:   1119 St. Paul Street
                                                     Baltimore, MD 21202
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                                          NEA PRESIDENTS' FUND, L.P.

                                          By: NEA General Partners, L.P.


                                          By: /s/ Nancy Dorman
                                             -----------------------------------
                                          General Partner

                                          Address:   1119 St. Paul Street
                                                     Baltimore, MD 21202


                                          NEA VENTURES 1997, L.P.

                                          By:    /s/ Nancy Dorman
                                                --------------------------------
                                          Title:
                                                --------------------------------

                                          Address:   1119 St. Paul Street
                                                     Baltimore, MD 21202

                                          NORTH BRIDGE VENTURE PARTNERS, L.P.

                                          By: North Bridge Venture Management,
                                              L.P., its General Partner


                                          By:  /s/ Richard D'Amore
                                              ----------------------------------
                                              General Partner

                                          Address: 950 Winter Street, Suite 4600
                                                   Waltham, MA  02451

                                          MATRIX PARTNERS IV, L.P.

                                          By: Matrix IV Management Co., L.P.,
                                              its General Partner


                                          By:  /s/ Timothy Barrows
                                              ----------------------------------

                                          Address:  Bay Colony Corporate Center
                                                    1000 Winter Street,
                                                    Suite 4500
                                                    Waltham, MA  02451
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                                          MATRIX IV ENTREPRENEURS FUND, L.P.

                                          By: Matrix IV Management Co., L.P.,
                                              its General Partner


                                          By:  /s/ Timothy Barrows
                                             -----------------------------------

                                          Address:  Bay Colony Corporate Center
                                                    1000 Winter Street,
                                                    Suite 4500
                                                    Waltham, MA  02451


                                          CREDIT SUISSE FIRST BOSTON VENTURE
                                          FUND I, L.P.

                                          By:  QBB Management Fund I, LLC, its
                                               General Partner

                                          By:  /s/ Waren Dewar
                                             -----------------------------------

                                          Address:   2400 Hanover Street
                                                     Palo Alto, CA  94304


                                          DAIN RAUSCHER WESSELS INVESTORS L.L.C.

                                          By:   Dain Rauscher Incorporated
                                                Its:  Managing Member

                                          By:   /s/ Mary Zimmer
                                              ----------------------------------

                                          Print Name:  /s/ Mary Zimmer
                                                     ---------------------------

                                          Title:  Director Finance and
                                                  Administration
                                                  Dain Rauscher Wessels
                                                --------------------------------

                                          Address:   60 South 6th Street
                                                     Minneapolis, MN  55402

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                                          FORD MOTOR COMPANY


                                          By:  /s/ Kathryn S. Lamping
                                             -----------------------------------

                                          Title:  Assistant Secretary
                                                --------------------------------
                                          Address:  1 American Road
                                                    Dearborn, MI 48121


                                          NEW PREFERRED HOLDERS:

                                          BVCF IV, L.P.

                                          By:   J.W. Puth Associates, LLC
                                                its General Partner

                                          By:   Brinson Venture Management, LLC,
                                                its Attorney-in-Fact

                                          By:   Brinson Partners, Inc.
                                                its Managing Member


                                          By:  /s/ George H. Spencer
                                             -----------------------------------
                                             George H. Spencer III
                                             Executive Director

                                          Address:   209 South LaSalle Street
                                                     Chicago, IL 60604-1295


                                          HAEBLER VENTURES LIMITED PARTNERSHIP

                                          By:  /s/ L. Scott Frantz
                                             -----------------------------------
                                             Its General Partner

                                          Address:   8 Sound Shore Drive
                                                     Greenwich, CT  06830

                                          DRW VENTURE PARTNERS L.P.

                                          By:  Dain Rauscher Corporation
                                               Its General Partner

                                          By:  /s/ Mary Zimmer
                                             -----------------------------------


                                          Address:  60 South 6th Street
                                                    Minneapolis, MN  55402

                                                                       EXHIBIT A
                                   SCHEDULE V

                     LIST OF SERIES D PREFERRED STOCKHOLDERS



Ford Motor Company

HarbourVest Partners, VI - Direct Fund L.P.

Credit Suisse First Boston Venture Fund I, L.P.

North Bridge Venture Partners, L.P.

Matrix Partners IV, L.P.

Matrix IV Entrepreneurs Fund, L.P.

New Enterprise Associates VII, Limited Partnership

Atlas Venture Fund III, L.P.

Atlas Venture Entrepreneurs' Fund III, L.P.

DRW Venture Partners L.P.

BVCF IV, L.P.

Haebler Ventures Limited Partnership

                                                                       EXHIBIT B
                                   Schedule VI

                            LIST OF CERTAIN FOUNDERS
Beir Irrevocable Trust

Steve Beir

Linda Goslin

John Beir

David Puffer

Audrey Ladd

John Puffer

Amy Puffer

The R. Pito Salas Grantor Retained Annuity Trust

Chester S. Kedzierski

Chester H. Kedzierski

Christine Salas, as custodian for the benefit of Daniel A. Salas

Lawrence D. Salas

Margarita Salas

Patricia L. Salas